SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2006
POINT THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19410
(State or Other Jurisdiction	(Commission File Number)
of Incorporation)

155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (617) 933-2130

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Point Therapeutics, Inc. (“Point”) issued a press release on April 26, 2006 announcing that they presented preclinical data further elucidating talabostat’s novel dual mechanism of action during a Company Research and Development Day on April 25, 2006 in New York City.

A copy of the press release dated April 26, 2006 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1 - Press release issued by Point dated April 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT THERAPEUTICS, INC.

April 27, 2006	By: /s/ Donald R. Kiepert, Jr.
Name: Donald R. Kiepert, Jr.
Title: President, Chief Executive Officer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Description

99.1
Point Therapeutics, Inc. (“Point”) issued a press release on April 26, 2006 announcing that they presented preclinical data further elucidating talabostat’s novel dual mechanism of action during a Company Research and Development Day on April 25, 2006 in New York City.